EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Digital Video Systems, Inc. (the "Company") on Form 10-Q/A for the quarter ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Mali Kuo, Chief Executive Officer, and Dean Clarke Seniff, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

/s/ MALI KUO
 Mali Kuo
Chief Executive Officer
(Principal Executive Officer)
September 28, 2005

/s/ DEAN CLARKE SENIFF
 Dean Clarke Seniff
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)
September 28, 2005